                                    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
                                      Supplement dated February 1, 2002 to the
                                         Prospectus dated December 28, 2001

The  Prospectus  is changed by adding the  following  section in "About Your Account - How to Buy Shares"  before the sub-section entitled "How Can You Buy Class A Shares?":

         In  addition to paying the dealer the regular  sales  concessions  for sales of Class A, Class B and
         Class C shares described in the Prospectus,  the Distributor  will pay a special  concession to A.G.
         Edwards & Sons,  Inc.  ("AGE") on purchase  orders for shares of the Fund submitted from February 1,
         2002, through April 15, 2002 (the concession period),  for Individual  Retirement Accounts for which
         AGE is the dealer of record, including  OppenheimerFunds-sponsored  IRAs and AGE prototype IRAs. The concession  applies to qualifying  purchases of shares during the concession period to establish new
         IRAs as well as to make  additional  contributions  to existing  IRAs. The special  concession  does not apply to  purchases  intended  but not yet made  under a Letter of Intent or to  purchases  made with the proceeds of a redemption or exchange  from an account(s) in one or more of the  Oppenheimer funds.  During the  concession  period the  Distributor  will reallow to AGE the full  commission on qualifying  purchases  of  Class A shares  and  will  advance  to AGE  from  the  Distributor's  own resources an additional  0.50% on qualifying  sales of Class B shares and 0.25% on qualifying  sales of Class C shares.

February 1, 2002                                                                                PS0815.015